Exhibit 10(c)

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Flynn, Dolores J. Morrissey, Manfred Altstadt, Patrick A. Burns and Stephanie J. Kopp, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         /s/ Manfred Altstadt
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         /s/ Dolores J. Morrissey
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         /s/ Peter J. Flanagan
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         /s/ George J. Mertz
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         /s/ James J. Needham
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         /s/ Howard J. Nolan
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[From  Pages C-5 and C-6 of  Post-Effective  Amendment  No.  10 to  Registrant's
Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on April 19, 1994]